EXHIBIT 99.5

REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (“Agreement”) is entered into this 28th day of April, 2006 (the “Effective Date”), by and among VillageEDOCS, Inc., a California corporation (“VEDO”) and the Principal GoSolutions Stockholders (the “Principal Stockholders”) signatory hereto.

        WHEREAS, VEDO, VEDO Merger Sub, Inc., a Florida corporation and wholly-owned subsidiary of VEDO, and GoSolutions, Inc., a Florida corporation have entered into the Agreement and Plan of Reorganization of even date herewith (the “Merger Agreement”) which provides for, among other things, (i) the issuance of 60,000,000 shares of VEDO’s Common Stock, no par value per share (“VEDO Common Stock”), to the GoSolutions shareholders at Closing (the “Shareholders”), of which the Principal Stockholders will escrow 6,000,000 shares (the “Escrow Shares”) pursuant to the Escrow Agreement of even date herewith (the “Escrow Agreement”), (ii) the issuance of shares of common stock as Penalty Shares, as defined below, and (iii) the issuance of shares of common stock as Indemnification Shares, as defined below; and

        WHEREAS, as a condition of its willingness to accept the VEDO Common Stock, to escrow the Escrow Shares and to accept Penalty Shares and/or Indemnification Shares, as applicable, on a pro rata basis with the Shareholders under the Merger Agreement, the Principal Stockholders desire that VEDO undertake certain registration obligations with respect to the resale by the Holders, as defined below, of the VEDO Common Stock and certain other obligations with respect to the VEDO Common Stock, the Escrow Shares, the Penalty Shares and the Indemnification Shares.

        NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, VEDO and the Principal Stockholders hereby agree as follows:

1.    Definitions.   Capitalized terms used, but not otherwise defined herein shall have the meaning set forth in the Merger Agreement. As used herein:

        (a)       The term “Exchange Act” means the Securities Exchange Act of 1934, as amended.

        (b)       The term “Holder” or “Holders” means the Shareholders, including the Principal Stockholders.

        (c)       The term “Indemnification Shares” shall mean those shares of VEDO common stock issued by VEDO pursuant to Section 11.6 of the Merger Agreement.

        (d)       The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

        (e)       The term “Penalty Shares” shall mean those shares of VEDO Common Stock issued by VEDO pursuant to Section 1.12 of the Merger Agreement.

        (f)       The term “Person” shall have the meaning set forth in Section 2(2) of the Securities Act.

        (g)       The term “Prospectus” shall have the meaning set forth in Section 2(10) of the Securities Act.

        (h)       The term “Registrable Securities” means the VEDO Common Stock, including the Escrow Shares; provided, further, that any Penalty Shares and/or Indemnification Shares issued by VEDO to the Holder shall be subject to registration as provided hereunder and shall, upon issuance by VEDO, be considered Registrable Securities hereunder.

        (i)       The term “Registration Expenses” shall mean any and all expenses incident to the performance of or compliance by VEDO with this Agreement, including without limitation: (i) all SEC or National Association of Securities Dealers, Inc. (the “NASD”) registration and filing fees, including, if applicable, the fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained by any Holder of Registrable Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for any underwriters or Holder in connection with blue sky qualification of any of the Registrable Securities) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the fees and disbursements of counsel for VEDO and of the independent certified public accountants of VEDO, including the expenses of any “cold comfort” letters required by or incident to such performance and compliance, (vi) the fees and expenses of any exchange agent or custodian, (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, (viii) all fees and expenses incurred by the Holders except for Selling Expenses; provided, however, that VEDO shall only incur the reasonable fees and disbursements of not more than one firm serving as counsel for all the Holders, and (xi) the reasonable fees and expenses of any special experts retained by VEDO in connection with any Registration Statement.

        (j)       The term “Registration Statement” shall mean any Registration Statement of VEDO that covers any of the Registrable Securities (including any Penalty Shares and/or Indemnification Shares) pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

        (k)       The term “Restricted Securities” shall mean the VEDO Common Stock, including the Escrow Shares, the Penalty Shares and the Indemnification Shares.

        (l)       The term “Rule 144” shall mean Rule 144 promulgated under the Securities Act, or any similar federal rules thereunder, all as the same shall be in effect at the time.

        (m)       The term “Securities Act” means the Securities Act of 1933, as amended.

        (n)       The term “SEC” means the Securities and Exchange Commission.

        (o)       The term “Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth in the definition of Registration Expenses, all reasonable fees and disbursements of counsel for any Holder.

2.    Registration for Resale.

        2.1    Registration of Registrable Securities.   VEDO shall use its best efforts to file a Registration Statement on or before May 15, 2006 covering the public resale of the Registrable Securities by the Holder; provided, however, the amount of Registrable Securities the Large Block Stockholders may sell under the Registration Statement shall be limited as set forth in the Lock-Up Agreement of even date herewith.

        2.2    Piggyback Registration of Penalty Shares; Indemnification Shares.

        (a)    Notice of Registration.   If at any time or from time to time, after the issuance by VEDO of any Penalty Shares and/or Indemnification Shares, VEDO shall determine to register the VEDO Common Stock in connection with the Registration Statement, VEDO shall:

(A) promptly give to each Holder written notice thereof; and

        (B)    include in such registration (and any related qualification under blue sky laws or other compliance) all of the Penalty Shares and/or Indemnification Shares specified in a written request or requests, made within thirty (30) days after receipt of such written notice from VEDO, by any Holder, provided such request is bona fide and not in dispute by VEDO.

            (b)    Sufficient Number of Shares Registered.   In the event the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Securities (including any Penalty Shares and/or Indemnification Shares), VEDO shall amend the Registration Statement or file a new registration statement (a “New Registration Statement”), so as to cover all of such Registrable Securities (including any Penalty Shares and/or Indemnification Shares) as soon as practicable, but in any event not later than twenty (20) business days after the necessity therefor arises. VEDO shall use its best efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following the filing thereof.

3.    Effectiveness.   VEDO shall use its best efforts to maintain the effectiveness of any Registration Statement pursuant to which any of the Registrable Securities (including any Penalty Shares and/or Indemnification Shares) are being offered until all such Registrable Securities covered by the Registration Statement have been sold or may be sold by non-affiliates without volume restrictions pursuant to Rule 144(k) as determined by the counsel to VEDO pursuant to a written opinion letter to such effect, addressed and acceptable to VEDO’s transfer agent (the “Effectiveness Period”), and from time to time will amend or supplement such Registration Statement and the Prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities laws or regulations. A Registration Statement pursuant to which any Registrable Securities (including any Penalty Shares and/or Indemnification Shares) are being offered will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of such Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of such Registrable Securities pursuant to such Registration Statement may legally resume. VEDO will be deemed not to have used its best efforts to cause the Registration Statement to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such Registration Statement not being declared effective or that would result in the Holder not being able to offer and sell the Registrable Securities (including any Penalty Shares and/or Indemnification Shares) during that period unless such action is required by applicable laws and regulations or currently prevailing interpretations of the staff of the SEC. VEDO shall also provide the Holder with as many copies of the Prospectus contained in any such Registration Statement as the Holder may reasonably request. In the event of a stock split, stock dividend or similar transaction with respect to the Registrable Shares (including any Penalty Shares and/or Indemnification Shares), such Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of VEDO Common Stock resulting therefrom. Notwithstanding any provision to the contrary, VEDO shall have sixty (60) days to comply with its Securities Act Section 10(a)(3) financial statements updating requirements for post-effective amendments and shall not be deemed in breach of this Agreement provided VEDO files and has declared effective Post-Effective Amendment or new Registration Statement within such 60 day period.

4.    Granting of Registration Rights.   VEDO shall not, without the prior written consent of persons holding a majority of the Registrable Securities (including any Penalty Shares and/or Indemnification Shares) then outstanding, grant any rights to any person to register any shares of capital stock or other securities of VEDO if such rights could reasonably be expected to conflict with, or be on parity with, the rights of the Holders of such Registrable Securities granted pursuant to this Agreement. Notwithstanding the foregoing, (i) the consent of the Holder’s of such Registrable Securities shall note be required with respect to any Form S-8 filings by VEDO after the Effective Date and (ii) the consent requirement set forth above shall terminate upon the date on which the Registration Statement is declared effective; provided, however, that if after having been declared effective, the offering of such Registrable Securities pursuant to such Registration Statement is interfered with as set forth in Section 3 above, the consent requirement shall be revived during the period of any such interference, until the offering of such Registrable Securities pursuant to such Registration Statement may legally resume.

5.     Expenses of Registration.   All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by VEDO. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

6.    Registration Procedures.   In the case of any registration, qualification, or compliance effected by VEDO pursuant to this Agreement, VEDO will keep the Holder advised in writing as to the initiation of any such registration, qualification and compliance and as to the completion thereof. At its expense, VEDO will:

        (a)    Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities as described in Section 2.1 and Penalty Shares and/or Indemnification Shares, if any, as described in Section 2.2 and use its best efforts to cause any such Registration Statement to become effective and to remain effective in accordance with Section 3 (provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, VEDO will furnish to the counsel selected by the Holder copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

        (b)    Prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and current for the Effectiveness Period and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Holder thereof as set forth in such Registration Statement;

        (c)    (i)   Furnish to the Holder, and to each underwriter, if any, without charge, such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Holder or underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities (including any Penalty Shares and/or Indemnification Shares) owned by the Holder; and (ii) consent to the use of the Prospectus or any amendment or supplement thereto by the Holder of such Registrable Securities included in the Registration Statement in connection with the offering and sale of any Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

        (d)    Use its best efforts to register or qualify such Registrable Securities (including any Penalty Shares and/or Indemnification Shares) under all applicable securities or blue sky laws of such jurisdictions of the United States by the time the applicable Registration Statement is declared effective by the SEC as the Holder may reasonably request in writing and do any other related acts which may be reasonably necessary or advisable to enable the Holder and underwriters to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that VEDO shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process, or (iii) subject itself to taxation in any such jurisdiction if it is not then so subject;

        (e)    Notify the Holder and its counsel promptly, and promptly confirm such notice in writing, (i) at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which, or the fact that, the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the reasonable request of the Holder, VEDO will prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities (including any Penalty Shares and/or Indemnification Shares), such Prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; (ii) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (iii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iv) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the qualification of the Registrable Securities (including any Penalty Shares and/or Indemnification Shares) or the initiation of any proceedings for that purpose, (v) if, between the effective date of a Registration Statement and the closing of any sale of any Registrable Securities covered thereby, the representations and warranties of VEDO contained in any underwriting agreement, purchase agreement, securities sales agreement or other similar agreement, if any, cease to be true and correct in all material respects, and (vi) VEDO’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

        (f)    If applicable, use its best efforts to cause all such Registrable Securities (including any Penalty Shares and/or Indemnification Shares) to be listed or quoted on each securities exchange or interdealer quotation system on which similar securities issued by the Company are then listed or quoted;

        (g)    Obtain for delivery to the Company with copies to the Holder of the Registrable Securities (including any Penalty Shares and/or Indemnification Shares) being registered, a comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Holder shall reasonably request, dated the effective date of the Registration Statement and brought down to the closing;

        (h)    Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities (including any Penalty Shares and/or Indemnification Shares) to be sold and not bearing any restrictive legends and registered in such names as the Holder may reasonably request at least two business days prior to the closing of any sale of any Registrable Securities pursuant to such Registration Statement;

        (i)    Upon the occurrence of any circumstance contemplated by Section 6(e)(iii), 6(e)(iv), or 6(e)(v) hereof, use best efforts to prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities (including any Penalty Shares and/or Indemnification Shares), such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to notify the Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holder hereby agrees to suspend use of the Prospectus until VEDO has amended or supplemented the Prospectus to correct such misstatement or omission;

        (j)    Use reasonable commercial efforts to take all other steps necessary to effect the registration of the Registrable Securities (including any Penalty Shares and/or Indemnification Shares) covered by a Registration Statement contemplated hereby.

7.    Indemnification and Contribution.

        (a)    In connection with any Registration Statement, VEDO shall indemnify and hold harmless the Holder and each underwriter who participates in an offering of the Registrable Securities (including any Penalty Shares and/or Indemnification Shares), each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, as follows:

        (i)    from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) covering such Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

        (ii)    from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of VEDO (which consent shall not be unreasonably withheld); and

        (iii)    from and against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by Holder or any underwriter (except to the extent otherwise expressly provided in Section 7(c) hereof)), incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 7(a);

provided, however, that (i) this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished in writing to VEDO by the Holder or any underwriter with respect to the Holder or any underwriter, as the case may be, expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) and (ii) VEDO shall not be liable to the Holder, any underwriter or controlling Person, with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary Prospectus to the extent that any such loss, liability, claim, damage or expense of the Holder, any underwriter or controlling Person results from the fact that the Holder or any underwriter, sold such Registrable Securities or Penalty Shares to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus as then amended or supplemented if VEDO had previously furnished copies thereof to the Holder or any underwriter or controlling Person and the loss, liability, claim, damage or expense of the Holder or underwriter, or controlling Person results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was corrected in the final Prospectus. Any amounts advanced by VEDO to an indemnified party pursuant to this Section 7 as a result of such losses shall be returned to VEDO if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by VEDO.

        (b)    A selling Holder agrees to indemnify and hold harmless VEDO, any underwriter and each of their respective directors, officers (including each officer of VEDO who signed the Registration Statement), employees and agents, any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 7(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement or any Prospectus in reliance upon and in conformity with written information furnished to VEDO by such selling Holder with respect to such Holder expressly for use in such Registration Statement, or any such Prospectus; provided that the liability of the Holder for indemnification pursuant to this Section 7(b) shall not exceed the gross proceeds from the sale of such Registrable Securities received by the Holder.

        (c)   Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers properly served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Section 7, except to the extent that it is materially prejudiced by such failure. An indemnifying party may participate at its own expense in the defense of such action, or, if it so elects within a reasonable time after receipt of such notice, assume the defense of any suit brought to enforce any such claim; but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the indemnified party or parties, which approval shall not be unreasonably withheld. In the event that an indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party or parties shall bear the fees and expenses of any additional counsel thereafter retained by such indemnified party or parties; provided, however, that the indemnified party or parties shall have the right to employ counsel (in addition to local counsel) to represent the indemnified party or parties who may be subject to liability arising out of any action in respect of which indemnity may be sought against the indemnifying party if, in the reasonable judgment of counsel for the indemnified party or parties, there may be legal defenses available to such indemnified party or parties which are different from or in addition to those available to the indemnifying party, in which event the fees and expenses of appropriate separate counsel shall be borne by the indemnifying party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel), separate from its own counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release in form and substance satisfactory to the indemnified parties of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

        (d)    In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this Section 7 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, VEDO and the Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by VEDO and the Holder, as incurred; provided, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between VEDO and the Holder, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of VEDO, on the one hand, and the Holder, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of VEDO, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by VEDO, on the one hand, or by or on behalf of the Holder, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. VEDO and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 7, each affiliate of the Holder, and each director, officer, employee, agent and Person, if any, who controls a Holder or such affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Holder, and each director of VEDO, each officer of VEDO who signed the Registration Statement, and each Person, if any, who controls VEDO within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as VEDO.

        (e)    The obligations of VEDO and the Holder under this Section 7 shall survive the completion of an offering of Registrable Securities (including any Penalty Shares and/or Indemnification Shares) pursuant to a Registration Statement. Notwithstanding the foregoing, to the extent that the indemnification and contribution provisions contained in the underwriting agreement executed in connection with such Registration Statement conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

8.    Information by Holder.   The Holder of Registrable Securities (including any Penalty Shares and/or Indemnification Shares) included in any registration shall furnish to VEDO such written information regarding such Holder and the distribution proposed by such Holder as VEDO may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this paragraph.

9.    Rule 144 Reporting Covenants of VEDO.   With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Restricted Securities to the public without registration, VEDO agrees to use its best efforts to:

        (a)    Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the Closing Date;

        (b)    File with the SEC in a timely manner all reports and other documents required of VEDO under the Securities Act and the Exchange Act; and

        (c)    So long as the Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request and at VEDO’s expense a written statement by VEDO as to its compliance with the reporting requirements of said Rule 144 and such other reports and documents of VEDO and other information in the possession of or reasonably obtainable by VEDO as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

10.    Termination of Obligations.   VEDO’s registration obligations pursuant to Sections 2 and 3 hereof shall terminate on the date that all Registrable Securities (including any Penalty Shares and/or Indemnification Shares) held or entitled to be held by any unaffiliated Holder may immediately be sold without restriction (including volume limitations) under Rule 144 during any 90-day period.

11.    Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of Florida, without regard to the conflict of laws provisions thereof.

12.    Entire Agreement.   This Agreement and the other writings referred to herein contain the entire understandings among the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings among the parties with respect to its subject matter.

13.    Headings.   The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

14.    Counterparts.   This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

15.    Attorneys’ Fees.   Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys’ fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal).

        IN WITNESS WHEREOF, VEDO and the Principal GoSolutions Stockholders have executed this Agreement on the day and year first above written.

“COMPANY” VILLAGEEDOCS, INC.

By:	/s/ K. Mason Conner
K. Mason Conner
Its:	Chief Executive Officer

“PRINCIPAL GOSOLUTIONS STOCKHOLDERS” GOSOLUTIONS EQUITY, LLC

By:	/s/ W. Thompson Thorn, III
W. Thompson Thorn, III
Its:	Managing Member

By:	/s/ Larry C. Morgan
Larry C. Morgan

By:	/s/ Daniel M. Doyle, Sr.
Daniel M. Doyle, Sr.

By:	/s/ Tom C. Lokey
Tom C. Lokey

By:	/s/ W. Thompson Thorn, III
W. Thompson Thorn, III

By:	/s/ Thor R. Bendickson
Thor R. Bendickson

By:	/s/ Fred A. Burris
Fred A. Burris

By:	/s/ Shaun C. Pope
Shaun C. Pope

By:	/s/ Ben Stolz
Ben Stolz

By:	/s/ Dennis Jerimias
Dennis Jerimias